EXHIBIT 10.7

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT N°13

TO THE

A220 PURCHASE AGREEMENT

BETWEEN

AIRBUS CANADA LIMITED PARTNERSHIP

as the Seller

AND

AIR LEASE CORPORATION

as the Buyer

ALC – Amendment N°13 to the A220 Purchase Agreement
Ref. CT2406336	Page 1/8

This amendment N°13 (the “Amendment N°13”) is made on the 6th day of June 2025,

BETWEEN:

AIRBUS CANADA LIMITED PARTNERSHIP, duly acting and represented by its managing general partner, AIRBUS CANADA MANAGING GP INC., having its registered office at 13100 Boulevard Henri Fabre, Mirabel, QC, Canada J7N 3C6 (the “Seller”)

AND:
AIR LEASE CORPORATION, a corporation organised and existing under the Iaws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties” and individually as a “Party”.

WHEREAS

A.On 20 December 2019 the Buyer and the Seller have signed a purchase agreement with reference CLC-CT1906081 for the manufacture and sale by the Seller and purchase by the Buyer of certain A220 Aircraft hereinafter together with its Annexes and Letter Agreements referred to as the “Purchase Agreement”.

B.On 31 August 2020 the Buyer and the Seller entered into Amendment N°1 to the Purchase Agreement in order to [*].

C.On 06 April 2021, the Parties entered into Amendment N°2 in order to [*].

D.On 03 June 2021, the Parties entered into Amendment N°3 in order to [*].

E.On 20 December 2022, the Parties entered into Amendment N°4 in order to, among other things, (i) provide for the manufacture and sale by the Seller and purchase by the Buyer of twenty-four (24) Purchase Right Aircraft and one (1) incremental A220 Aircraft, and [*].

F.On 25 March 2022, the Parties entered into Amendment N°5 in order to [*].

G.On 15 July 2022, the Parties entered into Amendment N°6 in order to [*].

H.On 31 August 2022, the Parties entered into Amendment N°7 in order to [*].

I.On 03 October 2022, the Parties entered into Amendment N°8 in order to [*].

J.On 06 July 2023, the Parties entered into Amendment N°9 in order to [*].

ALC – Amendment N°13 to the A220 Purchase Agreement
Ref. CT2406336	Page 2/8

K.On 29 February 2024, the Parties entered into Amendment N°10 in order to [*].

L.On 22 May 2024, the Parties entered into Amendment N°11 in order to [*].

M.On 24 July 2024, the Parties entered into Amendment N°12 in order to [*].

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

N.The Parties now wish to enter into this Amendment N°13 in order to [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°13. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

ALC – Amendment N°13 to the A220 Purchase Agreement
Ref. CT2406336	Page 3/8

1[*]

2DELIVERY SCHEDULE

2.1By virtue of the changes contemplated in clause 1.2, the table in Schedule 2 of the Agreement is hereby deleted in its entirety and replaced by the table set forth in Appendix 1 hereto.

2.2The Scheduled Delivery Months in respect of the Aircraft as set forth in Appendix 1 hereto [*].

2.3[*]

3[*]

4INCONSISTENCY AND CONFIDENTIALITY

4.1In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°13, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

4.2This Amendment N°13 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

4.3This Amendment N°13 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

5COUNTERPARTS

    This Amendment N°13 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6LAW AND JURISDICTION

    This Amendment N°13 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York,

ALC – Amendment N°13 to the A220 Purchase Agreement
Ref. CT2406336	Page 4/8

without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 21 of the Agreement shall apply to this Amendment N°13 as if the same were set out in full herein, mutatis mutandis.

ALC – Amendment N°13 to the A220 Purchase Agreement
Ref. CT2406336	Page 5/8

IN WITNESS WHEREOF this Amendment N°13 has been entered into on the date first written above.
AIRBUS CANADA LIMITED PARTNERSHIP,
duly acting and represented by its managing general partner,
AIRBUS CANADA MANAGING GP INC.,

Per:	/s/ Benoit Schultz
Name:	Benoit Schultz
Title:	Chief Executive Officer

AIR LEASE CORPORATION

Per:	/s/ Grant Levy
Name:	Grant Levy
Title:	Executive Vice President

ALC – Amendment N°13 to the A220 Purchase Agreement
Ref. CT2406336	Page 6/8

APPENDIX 1
DELIVERY SCHEDULE

Aircraft Type	Rank	CAC ID	Scheduled Delivery Month
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

ALC – Amendment N°13 to the A220 Purchase Agreement
Ref. CT2406336	Page 7/8

[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

ALC – Amendment N°13 to the A220 Purchase Agreement
Ref. CT2406336	Page 8/8

LETTER AGREEMENT N°1

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
June 6th, 2025

Subject: SPECIFIC PROVISIONS

AIR LEASE CORPORATION ("the Buyer") and AIRBUS CANADA LIMITED PARTNERSHIP ("the Seller") have entered into an Amendment N°13 dated even date herewith (the “Amendment”) to the A220 Purchase Agreement dated as of December 20, 2019 as further amended and supplemented from time to time (the "Agreement") [*].

The Buyer and the Seller have entered into [*] the Amendment, [*] which cover, among other things, certain terms and conditions regarding certain Aircraft.

The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 to the Amendment (the “Letter Agreement”) certain [*] terms and conditions regarding certain Aircraft [*].

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

ALC – Amendment N°13 to the A220 Purchase Agreement – Letter Agreement N°1
Ref. CT2406336	Page 1/4

LETTER AGREEMENT N°1

1SUPERSEDING AGREEMENT

The Parties hereby agree that the terms set out below supersede the terms set out in Amendment 12 LA1, accordingly, the terms set out in Amendment 12 LA1 shall no longer be in effect.

2[*]

3[*]

4[*]

5[*]

6[*]

7MISCELLANEOUS

7.1Inconsistencies

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

7.2Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

7.3Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

7.4Law and jurisdiction

ALC – Amendment N°13 to the A220 Purchase Agreement – Letter Agreement N°1
Ref. CT2406336	Page 2/4

LETTER AGREEMENT N°1

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, United States of America and the provisions of Clause 21 of the Agreement shall apply to this Letter Agreement.

7.5Counterparts

This Letter Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

ALC – Amendment N°13 to the A220 Purchase Agreement – Letter Agreement N°1
Ref. CT2406336	Page 3/4

LETTER AGREEMENT N°1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS CANADA LIMITED PARTNERSHIP
by its managing general partner,
AIRBUS CANADA MANAGING GP INC.

By: Grant Levy	By: Benoît Schultz

Its: Executive Vice President	Its: Chief Executive Officer

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